Quarterly Holdings Report
for

Fidelity® Variable Insurance Products:

Investment Grade Bond Portfolio

September 30, 2020

VIPIGB-QTLY-1120
1.808780.116

Schedule of Investments September 30, 2020 (Unaudited)

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 1.9%
	Principal Amount	Value
U.S. Treasury Inflation-Protected Obligations - 0.3%
U.S. Treasury Inflation-Indexed Bonds 1% 2/15/46	10,000,000	14,741,048
U.S. Treasury Obligations - 1.6%
U.S. Treasury Bonds:
1.25% 5/15/50 (a)	$9,124,000	$8,646,416
1.375% 8/15/50	18,268,000	17,874,096
2% 2/15/50	1,322,000	1,495,306
3% 2/15/47	10,205,000	13,803,458
U.S. Treasury Notes:
0.25% 7/31/25	19,690,000	19,671,541
0.625% 8/15/30	19,652,000	19,538,387

TOTAL U.S. TREASURY OBLIGATIONS		81,029,204

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $93,215,299)		95,770,252
	Shares	Value

Fixed-Income Funds - 97.4%
Fidelity Specialized High Income Central Fund (b)	2,373,342	$233,916,546
Fidelity VIP Investment Grade Central Fund (b)	41,338,448	4,758,055,336
TOTAL FIXED-INCOME FUNDS
(Cost $4,565,036,284)		4,991,971,882

Money Market Funds - 2.5%
Fidelity Cash Central Fund 0.10% (c)	119,725,276	119,749,221
Fidelity Securities Lending Cash Central Fund 0.10% (c)(d)	8,546,974	8,547,829
TOTAL MONEY MARKET FUNDS
(Cost $128,296,678)		128,297,050
TOTAL INVESTMENT IN SECURITIES - 101.8%
(Cost $4,786,548,261)		5,216,039,184
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(91,569,781)
NET ASSETS - 100%		$5,124,469,403

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$198,220
Fidelity Securities Lending Cash Central Fund	1,018
Fidelity Specialized High Income Central Fund	8,215,734
Fidelity VIP Investment Grade Central Fund	90,968,016
Total	$99,382,988

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Specialized High Income Central Fund	$231,564,896	$53,215,734	$50,000,000	$185,847	$(1,049,931)	$233,916,546	44.5%
Fidelity VIP Investment Grade Central Fund	4,224,609,743	575,968,016	282,005,025	(3,149,191)	242,631,793	4,758,055,336	70.6%
Total	$4,456,174,639	$629,183,750	$332,005,025	$(2,963,344)	$241,581,862	$4,991,971,882

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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